UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2020

DELPHI TECHNOLOGIES PLC

(Exact name of registrant as specified in its charter)

Jersey	001-38110	98-1367514
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Angel Court

10th Floor

London, EC2R 7HJ

United Kingdom

(Address of principal executive offices)

011-44-020-305-74300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Ticker symbol(s)	Name of each exchange on which registered
Ordinary Shares. $0.01 par value per share	DLPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐.

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

On June 25, 2020, Delphi Technologies PLC, a public limited company organized under the Laws of the Bailiwick of Jersey (“Delphi Technologies”), held a special court-ordered meeting of shareholders (the “Court Meeting”) and an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”), in each case, in connection with the previously announced transaction with BorgWarner Inc., a Delaware corporation (“BorgWarner”), pursuant to which BorgWarner will acquire Delphi Technologies in an all-stock transaction.

The final results of voting on each of the items submitted to a vote of Delphi Technologies’ shareholders at the Court Meeting and the Extraordinary General Meeting are as follows:

Court Meeting

Scheme Proposal: To approve the scheme of arrangement in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Royal Court of Jersey.

The following votes were cast at the meeting and the proposal was approved:

For	Against
68,048,660	31,498

In addition, a majority of shareholders of record voted in favor of the proposal.

Extraordinary General Meeting

Scheme and Articles Amendment Proposal: To authorize the directors of Delphi Technologies to take all such actions as they consider necessary or appropriate for carrying the scheme of arrangement into effect and to amend the articles of association of Delphi Technologies so that any Delphi Technologies shares that are issued on or after the Voting Record Time (as defined in the scheme of arrangement) to persons other than BorgWarner or its nominee(s) will either be subject to the terms of the scheme of arrangement or immediately and automatically acquired by BorgWarner and/or its nominee(s) for the scheme consideration.

The following votes were cast at the meeting and the proposal was approved:

For	Against	Abstain
67,423,822	58,667	837,008

Compensation Proposal: To approve, on a non-binding, advisory basis, specified compensatory arrangements between Delphi Technologies and its named executive officers relating to the transaction.

The following advisory votes were cast at the meeting and the proposal was approved:

For	Against	Abstain
33,866,857	33,234,150	1,218,490

Item 8.01	Other Events.

On June 25, 2020, Delphi Technologies issued a press release announcing the shareholder approval of the transaction. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 25, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Notice Regarding Forward-Looking Statements

This communication may contain forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act that reflect, when made, Delphi Technologies’ or BorgWarner’s respective current views with respect to future events, including the proposed transaction, and financial performance or that are based on their respective management’s current outlook, expectations, estimates and projections, including with respect to the combined company following the proposed transaction, if completed. Such forward-looking statements are subject to many risks, uncertainties and factors relating to Delphi Technologies’ or BorgWarner’s respective operations and business environment, which may cause the actual results of Delphi Technologies or BorgWarner to be materially different from those indicated in the forward-looking statements. All statements that address future operating, financial or business performance or Delphi Technologies’ or BorgWarner’s respective strategies or expectations are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “could,” “designed,” “effect,” “evaluates,” “forecasts,” “goal,” “guidance,” “initiative,” “intends,” “pursue,” “seek,” “target,” “when,” “will,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “outlook” or “continue,” the negatives thereof and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the possibility that the proposed transaction will not be completed; failure to obtain regulatory approvals or to satisfy any of the other conditions to the proposed transaction; adverse effects on the market price of BorgWarner’s shares of common stock and on Delphi Technologies’ or BorgWarner’s operating results; failure to realize the expected benefits of the proposed transaction; failure to promptly and effectively integrate Delphi Technologies’ businesses; negative effects relating to any announcements relating to the proposed transaction on the market price of Delphi Technologies’ ordinary shares or BorgWarner’s shares of common stock; significant transaction costs and/or unknown or inestimable liabilities; potential litigation associated with the proposed transaction; general economic and business conditions that affect Delphi Technologies, BorgWarner or the combined company following the consummation of the proposed transaction; changes in global, political, economic, business, competitive, market and regulatory forces; changes in tax laws, regulations, rates and policies; future business acquisitions or disposals; the scope and duration of the COVID-19 pandemic and actions taken by governmental authorities in response thereto; the significant and unprecedented market disruption caused by the COVID-19 pandemic and its impact on the businesses, operations and financial conditions of BorgWarner and Delphi Technologies; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond Delphi Technologies’ or BorgWarner’s control.

For additional information about these and other factors, see the information under the caption “Risk Factors” in Delphi Technologies’ most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” filed on February 13, 2020, the information under the caption “Risk Factors” in Delphi Technologies’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 filed with the SEC on May 7, 2020, the information under the caption “Risk Factors” in BorgWarner’s most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on February 13, 2020, and the information under the caption “Risk Factors” in BorgWarner’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 filed with the SEC on May 6, 2020.

Any forward-looking statements by Delphi Technologies or BorgWarner speak only as of the date of this communication or as of the date they are made. Delphi Technologies and BorgWarner each disclaim any intent or obligation to update or revise any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as may be required by law. All subsequent written and oral forward-looking statements attributable to Delphi Technologies, BorgWarner or their respective directors, executive officers or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2020	DELPHI TECHNOLOGIES PLC

	By:	/s/ James D. Harrington
James D. Harrington
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

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